SECURITIES AND EXCHANGE COMMISSION
                           Washington D.C. 20549

                                  FORM 8-K

                               Current Report

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported): December 20, 2001


                                ACE LIMITED
           (Exact name of registrant as specified in its charter)


        Cayman Islands           1-11778              98-0091805
(State or other jurisdiction   (Commission          (I.R.S. Employer
      of incorporation)        File Number)        Identification No.)


               The ACE Building
           ACE Global Headquarters
            17 Woodbourne Avenue
              Hamilton, Bermuda                                HM 08
    (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code: (441) 295-5200


                                Not Applicable
       (Former name or former address, if changed since last report)

Item 5.  Other Information

         ACE Limited (the "Company") has announced that it will change its transfer agent for Ordinary Shares from The Bank of New York to Mellon Investor Services LLC ("Mellon"), effective as of the close of business on December 31, 2001. Mellon will also serve as rights agent under the Company's shareholders' rights plan and will administer the dividend reinvestment plan, in each case effective as of the close of business on December 31, 2001.

         The Company previously announced that Meryl Hartzband resigned from the Company's Board of Directors, effective October 5, 2001 and that Dominic Frederico was appointed to the Company's Board of Directors, effective November 16, 2001.

Item 7. Financial Statements and Exhibits.

            Attached as Exhibit 99.1 is a copy of the letter to shareholders, dated December 13, 2001.

                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 21, 2001                   ACE LIMITED

                                           By:  /s/ Christopher Z. Marshall
                                                ---------------------------
                                                Christopher Z. Marshall
                                                Chief Financial Officer

                                     EXHIBIT INDEX

Exhibit
Number                       Description
------                       -----------
99.1            Letter to shareholders, dated December 13, 2001